SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K/A

                             Amendment No. 1 to
                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               April 24, 1995
             (Date of Report (Date of Earliest Event Reported))

                           LA-Z-BOY CHAIR COMPANY
           (Exact Name of Registrant as Specified in Its Charter)

                                  Michigan
               (State or Other Jurisdiction of Incorporation)

                                   1-9656
                          (Commission File Number)

                                 38-0751137
                    (I.R.S. Employer Identification No.)

                           1284 N. Telegraph Road
                           Monroe, Michigan 48161
        (Address of Principal Executive Offices, Including Zip Code)

                               (313) 242-1444
            (Registrant's Telephone Number, Including Area Code)

                              [not applicable]
        (Former Name or Former Address If Changed Since Last Report)

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      NOTE: THE REGISTRANT'S CURRENT REPORT ON FORM 8-K DATED APRIL 24, 1995 IS
SUPERSEDED IN ITS ENTIRETY BY THIS AMENDMENT AND SHOULD NOT BE RELIED UPON FOR ANY PURPOSE.

Item 2.    Acquisition or Disposition of Assets.

      On April 24, 1995, La-Z-Boy Chair Company ("La-Z-Boy") and England/Corsair, Inc., a privately held Tennessee corporation ("E/C"), closed a transaction pursuant to which La-Z-Boy acquired E/C through a merger (the "Merger") of E/C into a wholly owned subsidiary of La-Z-Boy formed for that purpose (the "Surviving Corporation"). The Merger became effective on April 29, 1995 (the "Effective Date").

      The aggregate consideration paid by La-Z-Boy to the shareholders of E/C consisted of: (a) approximately $2.6 million in cash; (b) approximately $10.0 million in notes payable over four years with interest at 8% per annum; (c) approximately 667,000 shares of La-Z-Boy common stock; and (d) Performance Units. The Performance Units represent a contingent right of the former E/C shareholders to receive up to a maximum of approximately 667,000 additional shares of La-Z-Boy common stock based on E/C's pre-tax income during the two-year period following the Effective Date. Under the terms of the Performance Units, the former E/C shareholders will be entitled to receive an aggregate of $1.75 in La-Z-Boy common stock (valued for such purpose at its market value on the first and second anniversaries, respectively, of the Effective Date) for each $1.00 by which such pre-tax income exceeds $6 million in the first year and $7 million in the second year. The total number of shares issued in settlement of Performance Units cannot exceed the number issued at the time of consummation of the Merger. The Merger consideration was determined by negotiation between officers of La-Z-Boy and officers of E/C. On April 28, 1995, the New York Stock Exchange closing price for La-Z-Boy's common stock was $27. The cash portion ofthe Merger consideration was paid from La-Z-Boy's internal funds.

      The principal assets acquired by La-Z-Boy in the Merger consist of manufacturing facilities located in New Tazewell, Tennessee, machinery and equipment, transportation equipment, receivables, inventory, and other assets relating to E/C's business. Prior to the Merger E/C was, and La-Z-Boy intends the Surviving Corporation to continue to be, a manufacturer of upholstered furniture which is targeted at moderate price points and sold under the England/Corsair brand name.


Item 7.    Financial Statements and Exhibits.

      (a) Financial Statements of E/C. The financial statements of E/C listed below were contained in Amendment No. 2 to La-Z-Boy's Registration Statement on Form S-4 (Reg. No. 33-57623) filed with the Securities and Exchange Commission on April 17, 1995 (the "Registration Statement") and are hereby incorporated into this report by reference:

      - Report of Independent Certified Public Accountants (BDO Seidman)
      - E/C Balance Sheets as of June 30, 1994 and 1993
      - E/C Statements of Income for Each of the Three Years in the Period Ended June 30, 1994
      - E/C Statements of Equity Subject to Redemption for Each of the Three Years in the Period Ended June 30, 1994
      - E/C Statements of Cash Flows for Each of the Three Years in the Period Ended June 30, 1994
      - E/C Summary of Accounting Policies
      - E/C Notes to Financial Statements
      - E/C Balance Sheets as of December 31, 1994 and June 30, 1994
(Unaudited)
      - E/C Statements of Income for the Six Months Ended December 31, 1994 and December 31, 1993 (Unaudited)
      - E/C Statements of Cash Flows for the Six Months Ended December 31, 1994 and December 31, 1993 (Unaudited)
      - E/C Notes to Financial Statements (Unaudited)

      (b) Pro Forma Financial Information. The information set forth in the Proxy Statement/Prospectus contained in the Registration Statement under the caption "Pro Forma Condensed Combined Financial Information" is hereby incorporated into this report by reference.

      (c)  Exhibits.

      Exhibit
      No.        Description
      -------    --------------------------------------------------------

       (1)       [not applicable]

       (2)(a)    Amended and Restated Reorganization Agreement dated as
                   of January 13, 1995 among La-Z-Boy, E/C, and the Surviving Corporation (filed as Annex A to the Proxy Statement/Prospectus contained in Amendment No. 2 to La-Z-Boy's Registration Statement on Form S-4 (Reg. No. 33-57623) and incorporated herein by reference)

       (2)(b)    Amended and Restated Plan of Merger dated as of January
                   13, 1995 among La-Z-Boy, E/C, and the Surviving Corporation (filed as Annex B to the Proxy State-ment/Prospectus contained in Amendment No. 2 to La-Z-Boy's Registration Statement on Form S-4 (Reg. No. 33-57623) and incorporated herein by reference)

       (4)(a)    Indenture dated as of April 24, 1995 between La-Z-Boy and
                   Rodney England (including form of La-Z-Boy notes issuable thereunder)

       (4)(b)    Terms of Performance Units contained in Amended and
                   Restated Plan of Merger (Exhibit (2)(b) to this report)

      (16)       [not applicable]

      (17)       [not applicable]

      (20)       [not applicable]

      (23)       Consent of Independent Certified Public Accountants (BDO
                   Seidman)

      (24)       [not applicable]

      (27)       [not applicable]

      (99)       Copies of pages of Amendment No. 2 to La-Z-Boy's
                   Registration Statement on Form S-4 (Reg. No. 33-57623) containing information incorporated by reference in Items 7(a) and 7(b) of this report

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LA-Z-BOY CHAIR COMPANY


Date: May 10, 1995                                     Gene M. Hardy
                                                   Secretary and Treasurer

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                                EXHIBIT INDEX

      Exhibit
      No.        Description
      -------    --------------------------------------------------------

       (4)(a)    Indenture dated as of April 24, 1995 between La-Z-Boy and
                   Rodney England (including form of La-Z-Boy notes issuable thereunder)

      (23)       Consent of Independent Certified Public Accountants (BDO
                   Seidman)

      (99)       Copies of pages of Amendment No. 2 to La-Z-Boy's
                   Registration Statement on Form S-4 (Reg. No. 33-57623) containing information incorporated by reference in Items 7(a) and 7(b) of this report

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